SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                            SIT REGIONAL GROWTH FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transactions applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a)(2) and the identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount previously paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                            SIT REGIONAL GROWTH FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND

                               4600 Norwest Center
                          Minneapolis, Minnesota 55402

                    ----------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 26, 1999

                    ----------------------------------------

                               September 10, 1999

Dear Shareholders:

         Notice is hereby given that the joint annual meeting of the shareholders of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit Science and Technology Growth Fund ("Science and Technology Fund"), Sit Regional Growth Fund ("Regional Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund"), and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), will be held at 1:45 P.M. (MINNEAPOLIS TIME) ON TUESDAY, OCTOBER 26, 1999 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, for the following purposes:

1.  To re-elect the Board of Directors for each Fund;

2. To ratify or reject the Board's selection of KPMG LLP to serve as each Fund's independent auditor for the fiscal years ending March 31, 2000 or June 30, 2000; and

3.  To transact such other business as may properly come before the meeting.

    Shareholders of record on August 25, 1999 are the only persons entitled to notice of and to vote at the meeting. We hope you can attend. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.



                                          By Order of the Board of Directors,

                                          /s/ Eugene C. Sit
                                          Eugene C. Sit
                                          Chairman

                                 PROXY STATEMENT

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                            SIT REGIONAL GROWTH FUND

                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND

                               4600 Norwest Center
                          Minneapolis, Minnesota 55402

             JOINT ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 26, 1999

    The enclosed Proxy is solicited by the Boards of Directors of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit Science and Technology Growth Fund ("Science and Technology Fund"), Sit Regional Growth Fund ("Regional Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund"), and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), in connection with the joint annual meeting of shareholders of the Funds to be held at 1:45 p.m. (Minneapolis time) on Tuesday, October 26, 1999 at the Edina Country Club, 5100 Wooddale Avenue, Edina, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of the Joint Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Funds, and such mailing will take place on approximately September 10, 1999. Representatives of the Funds may, without cost to the Funds, solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.

    The Sit Mutual Funds are comprised of six corporate issuers of either one series or multiple series. Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., Sit U.S. Government Securities Fund, Inc., and Sit Money Market Fund, Inc. are issuers of one series (collectively, the "Non-Series Funds"). Sit Mutual Funds, Inc. is the corporate issuer of the International Fund, Balanced Fund, Developing Markets Fund, Small Cap Fund, Science and Technology Fund, and Regional Fund; and Sit Mutual Funds II, Inc. is the corporate issuer of the Tax-Free Income Fund, Minnesota Fund and Bond Fund, (collectively, the "Series Funds").

    Each shareholder is entitled to one vote for each share held. A majority of the shares outstanding of each Non-Series Fund must be present in person or by proxy to achieve a quorum and 10% of the shares outstanding of each Series Fund must be present in person or by proxy to achieve a quorum. Shareholders of the Series Funds vote together as shareholders of the corporate issuer. Provided a quorum is represented, approval of proposals 1 and 2 requires the affirmative vote of more than 50% of shares of each Fund represented at the meeting. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

    A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the applicable Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified on all proposals other than the election of directors. Abstentions and votes withheld with respect to the election of directors will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, and will have the same effect as a vote "against" such item. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. So far as the Board of Directors is aware, no matter other than those described in this Proxy Statement will be acted upon at the meeting. Should other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

    In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by October 26, 1999, the persons named as proxies may propose one or more adjournments of the meeting with respect to one or more of the Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed, by more than a majority of the shares represented in person or by proxy, to vote "for" the proposal(s) for which the adjournment is being proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by proxy) to vote "against" the proposal(s) for which the adjournment is being proposed.

    Only shareholders of record on August 25, 1999 may vote at the meeting or any adjournment thereof. As of August 25, 1999, the Funds had the following number of issued and outstanding common shares, the only class of securities of each Fund:

Large Cap Fund   2,616,474    Science and Technology Fund    938,907    Money Market Fund     69,937,863
Mid Cap Fund    25,596,577    Regional Fund                  562,302    U.S. Government Fund  15,536,523
Small Cap Fund   2,821,306    International Fund           4,972,067    Bond Fund              1,294,688
Balanced Fund      693,804    Developing Markets Fund      1,053,079    Tax-Free Income Fund  81,127,450
                                                                        Minnesota Fund        23,546,803

                                 SHARE OWNERSHIP

     Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owned more than 5% of the outstanding shares of any Fund as of August 25, 1999. The following table sets forth certain share ownership information (including the number of shares owned and the percentage of total outstanding shares of the Funds such shares represented) with respect to directors of the Funds, all officers and directors as a group, and persons and entities known by the Funds to beneficially own more than 5% of any of the Fund's outstanding shares as of August 25, 1999:

                                                         NUMBER OF SHARES BENEFICIALLY OWNED
                                 -------------------- ---------------------- --------------------- ------------------
                                      LARGE CAP             MID CAP              SMALL CAP             BALANCED
                                        FUND                 FUND                  FUND                  FUND
BENEFICIAL OWNERS                -------------------- ---------------------- --------------------- ------------------
DIRECTORS:                               #        %            #        %            #         %          #        %
----------
   Eugene C. Sit                    44,461     1.70      742,440     2.90      274,297      9.72      1,294      (a)
   William E. Frenzel                8,099      (a)       12,882      (a)        9,777       (a)          0        -
   John E. Hulse                    26,992     1.03            0        -       12,768       (a)          0        -
   Sidney L. Jones                   4,557      (a)        2,776      (a)            0         -          0        -
   Peter L. Mitchelson               3,254      (a)       23,818      (a)       11,228       (a)          0        -
   Donald W. Phillips                    0        -       40,853      (a)            0         -          0        -
ALL OFFICERS/DIRECTORS:            101,175     3.87    1,302,474     5.09      428,124     15.17      1,294      (a)
-----------------------
SIT INVESTMENT ASSOCIATES,
   INC. & AFFILIATES:              380,965    14.56    4,438,631    17.34      663,091     23.50    139,450    20.10
---------------------

   (a) Less than 1%
OTHER 5% SHAREHOLDERS:
----------------------
Charles Schwab & Co.               233,928     8.94    1,443,295     5.64                           101,893    14.69
Special Custody Acct
101 Montgomery Street
San Francisco, CA

Fishnet & Co.                                          1,657,260     6.47
Master Trust Division
c/o State Street Bank & Trust
P.O. Box 1992
Boston, MA

Chemical Bank Corporation                              1,470,582     5.75
Trustee, Hearst Corp.
Master Trust
4 New York Plaza
New York, NY

National Financial Services Corp.                                              278,513      9.87     44,163     6.37
FBO Customers
P.O. Box 3980
New York, NY

Electric Component Sales                                                                             40,703     5.87
Profit Sharing Plan & Trust
6474 City West Parkway
Eden Prairie, MN

El-Tronic Precision, Inc.                                                                            36,195     5.22
Profit Sharing and 401K Plan
441 93rd Avenue NW
Coon Rapids, MN

                                                         NUMBER OF SHARES BENEFICIALLY OWNED
                                 ------------------- -------------------- ----------------------- -------------------
                                      REGIONAL           SCIENCE AND          INTERNATIONAL            DEVELOPING
                                        FUND           TECHNOLOGY FUND             FUND              MARKETS FUND
BENEFICIAL OWNERS                ------------------- -------------------- ----------------------- -------------------
DIRECTORS:                               #        %          #         %             #         %          #        %
----------
   Eugene C. Sit                     6,217     1.11     25,961      2.77       187,691      3.77     11,536     1.10
   William E. Frenzel                8,137     1.45     11,559      1.23        16,894       (a)      1,050      (a)
   John E. Hulse                         0        -     15,653      1.67        18,069       (a)          0        -
   Sidney L. Jones                       0        -          0         -             0         -          0        -
   Peter L. Mitchelson               5,000      (a)          0         -         7,547       (a)          0        -
   Donald W. Phillips                    0        -          0         -        11,956       (a)          0        -
ALL OFFICERS/DIRECTORS:             21,513     3.83     66,527      7.09       316,689      6.37     24,408     2.32
-----------------------
SIT INVESTMENT ASSOCIATES,
   INC. & AFFILIATES:               97,034    17.26    166,369     17.72     1,103,742     22.20    207,376    19.69
---------------------

   (a) Less than 1%
OTHER 5% SHAREHOLDERS:
----------------------
Minnesota Lawyers Mutual            36,950     6.57
3850 Norwest Center
90 South 7th Street
Minneapolis, MN
                                                                               476,041      9.57    189,216    17.97
Charles Schwab & Co.
Special Custody Acct
101 Montgomery Street
San Francisco, CA

Northern Trust Co., Trustee                                                    308,679      6.21
J. Paul Getty Retirement Plan
P.O. Box 92956
Chicago, IL

National Financial Services                                                                         194,557    18.48
Corp.
FBO Customers
P.O. Box 3908
New York, NY

                                                    NUMBER OF SHARES BENEFICIALLY OWNED
                        ------------------ ------------------ ----------------- ------------------ ------------------
                           MONEY MARKET         U.S. GOV'T            BOND            TAX-FREE           MINNESOTA
                               FUND                FUND               FUND           INCOME FUND           FUND
BENEFICIAL OWNERS       ------------------ ------------------ ----------------- ------------------ ------------------
DIRECTORS:                       #      %          #       %         #       %           #      %          #       %
----------
   Eugene C. Sit            37,380    (a)     11,498     (a)     1,425     (a)     312,384    (a)    165,550     (a)
   Michael C. Brilley        2,036    (a)          0       -         0       -           0      -      2,957     (a)
   William E. Frenzel            0      -          0       -         0       -     172,867    (a)          0       -
   John E. Hulse            18,552    (a)          0       -         0       -           0      -          0       -
   Sidney L. Jones          39,471    (a)          0       -         0       -       1,811    (a)          0       -
   Peter L. Mitchelson           0      -          0       -         0       -      35,047    (a)     85,197     (a)
   Donald W. Phillips            0      -          0       -         0       -           0      -          0       -
ALL OFFICERS/DIRECTORS:    181,426    (a)     21,085     (a)     1,425     (a)     574,130    (a)    321,148    1.36
-----------------------

SIT INVESTMENT ASSOCIATES,
   INC. & AFFILIATES:   26,718,561  38.20    434,387    2.80   149,517   11.55     895,249   1.10    597,019    2.54
---------------------

   (a)  Less than 1%

                                                    NUMBER OF SHARES BENEFICIALLY OWNED
                        ------------------ ------------------ ----------------- ------------------ ------------------
                        MONEY MARKET FUND     U.S. GOV'T            BOND            TAX-FREE           MINNESOTA
(CONTINUED)                                      FUND               FUND           INCOME FUND           FUND
                        ------------------ ------------------ ----------------- ------------------ ------------------
OTHER 5% SHAREHOLDERS:           #      %          #       %         #       %           #      %          #       %
----------------------
Metropolitan Sports     10,824,112  15.48
Facilities Commission
900 South 5th Street
Minneapolis, MN

Charles Schwab & Co.                       6,272,043   40.37   164,348   12.69  23,862,566  29.41  4,293,671   18.23
Special Custody Acct
101 Montgomery St.
San Francisco, CA

National Financial Services Corp.          1,736,971   11.18                    12,796,037  15.77  1,178,028    5.00
FBO Customers
P.O. Box 3908
New York, NY

Victor C. Wallestad Foundation                                 347,509   26.84
Norwest Bank MN
733 Marquette Avenue
Minneapolis, MN

S. Walter Richey                                               100,972    7.80
Northern Trust
Customer IRA
P.O. Box 353
Amery, WI

Frank R. Zimmerman                                              86,340    6.67
Northern Trust
Customer IRA
4291 Maitland Road
Acme, MI

                           ANNUAL REPORTS OF THE FUNDS

       The combined Annual Report of the Bond Funds, containing financial statements for the fiscal year ended March 31, 1999 was mailed to shareholders of the Bond Funds on approximately May 28, 1999. The combined Annual Report of the Stock Funds, containing financial statements for the fiscal year ended June 30, 1999 was mailed to shareholders of the Stock Funds on approximately August 25, 1999. If you have not received a report for your Fund or would like to receive another copy, please contact the Funds at 800-332-5580 or 612-334-5888 and one will be sent, without charge, by first class mail, within three business days.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

       It is intended that the enclosed Proxies will be voted for the election of the persons named below as directors for the applicable Funds, or in the case of the Series Funds, the applicable corporation, unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a Fund Director will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee is set forth below.

NAME (AGE) AND                     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
BUSINESS ADDRESS                   (IN ADDITION TO SERVING AS A DIRECTOR OF THE FUNDS)
----------------                   ---------------------------------------------------
DIRECTORS OF ALL FUNDS
----------------------
Eugene C. Sit, CFA (61) *          Chairman, CEO and CIO of Sit Investment Associates, Inc., (the "Adviser");
4600 Norwest Center                Chairman, CEO and CIO of Sit/Kim International Investment Associates, Inc. (the
90 S. 7th Street                   "Sub-Adviser"); Chairman of the Sit Mutual Funds and Director of SIA Securities
Minneapolis, MN 55402-4130         Corp. (the "Distributor").

William E. Frenzel (71) *          Advisory Director of the Adviser; Director of the Sub-Adviser;  Guest Scholar at
1775 Massachusetts Ave. NW         The Brookings Institution; Former senior member of Congress and a ranking
Washington, D.C. 20036             member on the House Ways and Means Committee and Vice Chairman of the
                                   House Budget Committee.

John E. Hulse (66)                 Vice Chairman and CFO at Pacific Telesis Group until June 1992;
4303 Quail Run Lane                Trustee, Benilde Religious & Charitable Trust; Trustee, Pacific Gas & Electric
Danville, CA 64506                 Nuclear Decommissioning Trust.

Sidney L. Jones (65)               Adjunct Faculty, Center for Public Policy Education, The Brookings Institution;
8505 Parliament Drive              Visiting Research Associate in Economics at Carleton College; Former Assistant
Potomac, MD 20854                  Secretary for Economic Policy, United States Department of the Treasury.

Peter L. Mitchelson, CFA (58) *    President and Director of the Adviser; Executive Vice President & Director
4600 Norwest Center                of Sub-Adviser; Vice Chairman of the Sit Mutual Funds; Director of the
90 S. 7th Street                   Distributor.
Minneapolis, MN 55402-4130

Donald W. Phillips (51)            President of Forstmann-Leff International, Inc.; Executive Vice President
111 West Jackson, Suite 1800       of Equity Financial and Management Company until 1997; Chairman
Chicago, IL  60604                 of Equity Institutional Investors, Inc. until 1997.

DIRECTOR OF BOND FUNDS ONLY:
----------------------------
Michael C. Brilley (54) *          Senior Vice President of the Sit Bond Funds; Senior Vice President and Senior
4600 Norwest Center                Fixed Income Officer of the Adviser.
90 S. 7th Street
Minneapolis, MN 55402

DIRECTOR EMERITUS (not standing for election)
---------------------------------------------
Melvin C. Bahle (79)               Financial consultant; Director and/or Officer of several companies, foundations
#1 Muirfield Lane                  and religious organizations.
St. Louis, MO 63141

* Directors who are "interested persons" of the Funds, as defined under the Investment Company Act of 1940, as amended. Each of said individuals are interested persons because they are officers and/or shareholders, and in certain instances, directors, of the Adviser and/or certain affiliates thereof.

       Mr. Phillips has been a director of the Large Cap Fund, Mid Cap Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund since 1990, the International Fund since 1993, and since inception for all other Funds. Mr. Frenzel has been a director of the Small Cap Fund, Balanced Fund, Developing Markets Fund, International Fund, Bond Fund, and Minnesota Fund since inception and since 1992 for all other Funds. Dr. Jones was a director of the Mid Cap Fund, Large Cap Fund, U.S. Government Fund, Tax-Free Income Fund, and Money Market Fund from October, 1988 to July, 1989, and effective January 20, 1993 was reappointed to each Board, and has been a director of all other Funds since inception. Mr. Hulse has been a director of each Fund since July 28, 1995. All other directors have been directors since the inception of each applicable Fund.

       None of the persons named as nominees are directors of reporting companies except for the Funds. "Reporting companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

       The Funds do not have standing audit or nominating committees of the Board of Directors, or committees performing similar functions. There were four joint meetings of the Funds' Boards of Directors during their fiscal years ended March 31, 1999 for the Bond Funds and June 30, 1999 for the Stock Funds. All but one of the nominees attended all meetings. One of the nominees attended three of the quarterly meetings. The following table sets forth the aggregate compensation received by each Director for services provided to each Fund during the most recently ended fiscal year of each Fund, as well as the total compensation received by each Director for services provided to the thirteen funds of the Sit Mutual Funds during such periods. Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                         Aggregate             Pension or
                     Compensation For      Retirement Benefits        Estimated              Total
                     Services Rendered       Accrued As Part       Annual Benefits     Compensation From
Director              to Each Fund          of Fund Expenses       Upon Retirement        Fund Complex
--------             -----------------     -------------------     ---------------     -----------------
John E. Hulse             $1,538                   None                  None               $20,000
William E. Frenzel         1,538                   None                  None                20,000
Sidney L. Jones            1,538                   None                  None                20,000
Donald W. Phillips         1,385                   None                  None                18,000

       Pursuant to the advisory agreement with each Fund, the Adviser pays all of the Funds' expenses including the compensation and expenses of the Directors (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities).

       By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee, you may do so by making an "X" in the box marked "FOR", and by striking a line through such nominee's name on the Proxy, as further explained on the Proxy itself.

       All of the nominees have agreed to serve as Directors. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a Director.

       EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS.

                                   PROPOSAL 2
                RATIFICATION OR REJECTION OF INDEPENDENT AUDITOR

       The 1940 Act provides that every registered investment company shall be audited at least once each year by independent auditors selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection.

       At a meeting held on July 29, 1999, the directors of the Funds selected KPMG LLP to be each Fund's independent auditor for the fiscal year ending March 31, 2000 for the Bond Funds and June 30, 2000 for the Stock Funds. Such firm has served as each Fund's independent auditor since each such Fund's inception. KPMG LLP has no material direct or indirect financial interest in any of the Funds, other than the receipt of fees for services to the Funds.

       Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make statements to shareholders if they so desire, and are expected to be available to respond to any questions which may arise at the meeting.

       By completing the Proxy, you give the proxy the right to vote for the ratification of the selection of KPMG LLP as each Bond Fund's independent auditor for the fiscal year ending March 31, 2000 and each Stock Fund's independent auditor for the fiscal year ending June 30, 2000.

       EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS EACH FUND'S INDEPENDENT AUDITOR.


SHAREHOLDER PROPOSALS FOR 1999 MEETING

       No proposals were received from shareholders this year. Any shareholder proposal for consideration at the 2000 annual meeting, which will be held in October, 2000, must be received by the Funds in writing on or before June 1, 2000.


September 10, 1999


                                      By Order of the Board of Directors,

                                      /s/ Eugene C. Sit
                                      Eugene C. Sit
                                      Chairman

                                      PROXY
                          SIT MID CAP GROWTH FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MID CAP GROWTH FUND, INC.

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       William E. Frenzel      John E. Hulse
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature  (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                         SIT LARGE CAP GROWTH FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT LARGE CAP GROWTH FUND, INC.

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Large Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       William E. Frenzel      John E. Hulse
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                          SIT INTERNATIONAL GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT INTERNATIONAL GROWTH FUND

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit International Growth Fund (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       William E. Frenzel      John E. Hulse
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2000.
              [ ]   FOR     [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT BALANCED FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT BALANCED FUND

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Balanced Fund (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999 or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       William E. Frenzel      John E. Hulse
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT SMALL CAP GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT SMALL CAP GROWTH FUND

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Small Cap Growth Fund (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       William E. Frenzel      John E. Hulse
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                       SIT DEVELOPING MARKETS GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT DEVELOPING MARKETS GROWTH FUND

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Developing Markets Growth Fund (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       William E. Frenzel      John E. Hulse
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT U.S. GOVERNMENT SECURITIES FUND, INC.

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit U.S. Government Securities Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       Michael C. Brilley      William E. Frenzel
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
                  John E. Hulse
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                  SIT BOND FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT BOND
FUND

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Bond Fund (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       Michael C. Brilley      William E. Frenzel
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
                  John E. Hulse
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT TAX-FREE INCOME FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT TAX-FREE INCOME FUND

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       Michael C. Brilley      William E. Frenzel
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
                  John E. Hulse
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                       SIT MINNESOTA TAX-FREE INCOME FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MINNESOTA TAX-FREE INCOME FUND

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Minnesota Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       Michael C. Brilley      William E. Frenzel
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
                  John E. Hulse
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                           SIT MONEY MARKET FUND, INC.
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MONEY MARKET FUND, INC.

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Money Market Fund, Inc. (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       Michael C. Brilley      William E. Frenzel
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
                  John E. Hulse
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT REGIONAL GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT REGIONAL GROWTH FUND

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Regional Growth Fund (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       William E. Frenzel      John E. Hulse
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                               4600 NORWEST CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT SCIENCE AND TECHNOLOGY GROWTH FUND

       The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul
E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Science and Technology Growth Fund (the "Fund"), held of record by the undersigned on August 25, 1999, at the annual meeting of shareholders of the Fund to be held on October 26, 1999, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.     Election of Directors:
       [ ] FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
                  Eugene C. Sit       William E. Frenzel      John E. Hulse
                  Sidney L. Jones     Peter L. Mitchelson     Donald W. Phillips
       [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

          ------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2000.
              [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated:  __________________________, 1999

                                        ----------------------------------------
                                        Signature   (and title if applicable)

                                        ----------------------------------------
                                        Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.